RESTRUCTURING	12 Months Ended
Dec. 31, 2014
Restructuring and Related Activities [Abstract]
RESTRUCTURING
22.    RESTRUCTURING

The following table provides the activity in the restructuring liability:

	2014	2013
Balance, beginning of year	$88	$654
Expensed in year	1,598	171
Disbursements	(1,261)	(739)
Foreign exchange	(77)	2
Balance, end of year	$348	$88

Classification:
Accounts payable and accrued liabilities	$348	$88

By restructuring initiative:
June 2014	270	—
May 2009 and prior	78	88
	$348	$88

In June 2014, we made the decision to reduce the scope of our 2G chipset development activities. For the year ended December 31, 2014, we recorded $1,430 in severance and other costs related to this initiative. The liability is expected to be paid out by the first quarter of 2015. The remaining expense of $168 during the year ended December 31, 2014 was related to prior restructuring initiatives.